UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only

☒	Definitive Information Statement

ICONIC BRANDS, INC.
(Name of Registrant as Specified in Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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ICONIC BRANDS, INC.
44 Seabro Avenue
Amityville, New York 11701

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

To the Stockholders of Iconic Brands, Inc. (the “Company”):

The purpose of the attached Information Statement is to notify you that on July 23, 2021, the holders of a majority of the voting power of the Company gave their written consent to resolutions that were unanimously adopted on July 23, 2021 by the Board of Directors of the Company (the “Board of Directors”), to amend the Company’s Articles of Incorporation, as amended (the “Articles”), so as to:

•	Increase the authorized shares of the Company’s common stock from 200,000,000 shares to 500,000,000 shares (the “Common Stock Amendment”); and

•	Effect a reverse stock split of the Company’s common stock in a ratio of not more than 1-for-20 (the “Reverse Split Amendment” and, together with the Common Stock Amendment, the “Amendments”), such ratio to be determined by the Board of Directors on or prior to December 31, 2022, in its sole discretion.

We anticipate that the Information Statement will be mailed on or about August 19, 2021 to the stockholders of record as of the close of business on August 11, 2021. On or after September 8, 2021, the Common Stock Amendment to the Articles will be filed with the Secretary of State of Nevada and it will become effective upon filing. The Reverse Split Amendment may be filed with the Secretary of State of Nevada at any time on or prior to December 31, 2022, at the direction of the Board of Directors, and will be effective upon filing.

The Nevada Revised Statutes permits holders of a majority of the voting power of a corporation to take shareholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Amendments to the Articles.

The attached Information Statement is for information purposes only and explains the actions taken by written consent. Please read the Information Statement carefully. It is not a solicitation for any purpose.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

August 11, 2021	By order of the Board of Directors:

/s/ Richard DeCicco
Richard DeCicco
President and Chairman

ICONIC BRANDS, INC.
44 Seabro Avenue,
Amityville, New York 11701

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND RULE 14C-2 PROMULGATED THEREUNDER

August 11, 2021

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors (the “Board of Directors”) of Iconic Brands, Inc., a Nevada corporation (“Iconic” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-2 promulgated thereunder, to the holders (the “Stockholders”) of record at the close of business on August 11, 2021 (the “Record Date”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and Series A-2 Convertible Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), to notify such Stockholders of the following:

•	On July 23, 2021 (the “Stockholder Consent Date”), pursuant to Nevada Revised Statutes (“N.R.S.”) 78.320, the Company received written consents in lieu of a meeting of Stockholders from two (2) Stockholders representing Sixty Seven and Five Thousandths Percent (67.005%) of the possible votes outstanding (the “Majority Stockholders”), approving (1) an amendment (the “Common Stock Amendment”) to the Articles of Incorporation, as amended, of the Company (the “Articles”) so as to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) shares to five hundred million (500,000,000) shares (the “Authorized Shares Increase”), and (2) an amendment to the Articles (the “Reverse Split Amendment” and, together with the Common Stock Amendment, the “Amendments”) to effect a reverse stock split of the Common Stock in a ratio of not more than 1-for-20, such ratio to be determined by the Board of Directors on or prior to December 31, 2022, in its sole discretion (the “Reverse Split”); and

•	On July 23, 2021 (the “Board Approval Date”), pursuant to N.R.S. 78.315, the Board of Directors unanimously approved the Amendments, subject to Stockholder approval.

According to N.R.S. 78.390, a majority of the Company’s outstanding voting power entitled to vote on the matter is required in order to amend the Articles. The Majority Stockholders approved the Amendments by written consent in lieu of a meeting on the Stockholder Consent Date, in accordance with N.R.S. 78.320. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.

We anticipate that this Information Statement will be mailed on or about August 19, 2021 to all Stockholders of record as of the Record Date.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND RULE 14C-2 PROMULGATED THEREUNDER.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOUR ARE REQUESTED NOT TO SEND US A PROXY.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Commission in its rules, regulations and releases) representing the Company’s expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements regarding the Company’s business, anticipated financial or operational results or objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “desire”, “could”, “estimate”, “might”, or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of the Company with the Commission.

NO DISSENTERS’ RIGHTS OF APPRAISAL

Under Nevada law, the Stockholders are not entitled to dissenters’ rights of appraisal in connection with the Authorized Shares Increase or the Reverse Split Amendment described in this Information Statement.

INTEREST OF PERSONS IN OR OPPOSTIION TO MATTERS TO BE ACTED UPON

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the corporate actions described in this Information Statement, other than as discussed herein.

OUTSTANDING VOTING SECURITIES

As of the Stockholder Consent Date, the Company had: (1) 18,350,551 shares of Common Stock issued and outstanding; (2) 2,226,102 shares of Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), issued and outstanding; (3) 2,413.75 shares of Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), issued and outstanding; (4) 1,200 shares of Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), issued and outstanding; and (5) one share of Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), issued and outstanding.

As of the Stockholder Consent Date: (1) each share of Common Stock issued and outstanding was entitled to one vote on matters submitted for Stockholder approval; (2) each share of Series E Preferred Stock issued and outstanding was entitled to 100 votes on matters submitted for Stockholder approval; (3) each share of Series F Preferred Stock issued and outstanding was entitled to zero votes on matters submitted for Stockholder approval; (4) each share of Series G Preferred Stock issued and outstanding was entitled to zero votes on matters submitted for Stockholder approval; and (5) each share of Series A Preferred Stock issued and outstanding was entitled to two votes for every share of Common Stock issued and outstanding plus two votes per share for the maximum total number of shares of Common Stock issuable upon the (i) exercise of all issued and outstanding options and/or (ii) conversion or exchange of all issued and outstanding convertible securities, in each case, as of the date of issuance of such options or convertible securities, as the case may be.

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On the Stockholder Consent Date, the holders of 484,370,400 of the possible 722,880,600 votes outstanding executed and delivered to the Company a written consent approving the Amendments. Since the Amendments have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The N.R.S. provides in substance that unless the Articles provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of the Company’s Common Stock beneficially owned on the Stockholder Consent Date, by each person who is known by the Company to beneficially own 5% or more of the Company’s issued and outstanding Common Stock, each of the Company’s directors and executive officers, and all of the Company’s directors and executive officers, as a group:

Name	Common Stock Ownership	Percentage of Common Stock Ownership(1)(2)	Series A Preferred Stock Ownership	Percentage of Series A Preferred Stock(1)(2)	Percentage of Total Votes(3)
Officers and Directors:
Richard DeCicco	2,046,393	11.1%	1	100%	66.922%
Roseann Faltings	600,200	3.3%	-	0%	0.083%

All Officers and Directors as a Group (2 Persons)	2,646,593	14.4%	1	100%	67.005%

___________

(1)

Unless otherwise indicated, the persons or entities identified herein have sole voting and investment power with respect to the shares shown as beneficially held by them, subject to community property laws where applicable.

(2)

Applicable percentage of ownership is based on 18,350,551 shares of Common Stock issued and outstanding as of the Stockholder Consent Date. Beneficial ownership is determined in accordance with the rules of the Exchange Act and generally includes voting or investment power with respect to such securities. Shares of Common Stock subject to securities exercisable for or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options, warrants, rights, conversion privileges or similar obligations, for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Percentage of total votes is based on (i) 18,350,551 shares of Common Stock issued and outstanding as of the Stockholder Consent Date, each share with one vote, (ii) 2,226,102 shares of Series E Preferred Stock issued and outstanding as of the Stockholder Consent Date, each share with 100 votes, and (iii) one share of Series A Preferred Stock issued and outstanding as of the Stockholder Consent Date, with two votes for every share of Common Stock issued and outstanding as of the Stockholder Consent Date plus two votes per share for the maximum total number of shares of Common Stock issuable upon the (x) exercise of all issued and outstanding options and/or (y) conversion or exchange of all issued and outstanding convertible securities, in each case, as of the date of issuance of such options or convertible securities, as the case may be, for an aggregate of 722,880,600 votes on any matter submitted to the Stockholders as of the Stockholder Consent Date.

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AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK FROM 200,000,000 TO 500,000,000

General Description of Corporate Action

The Articles authorize the maximum number of shares issued and outstanding at any time to be Two Hundred Million (200,000,000) shares of Common Stock. On the Board Approval Date, the Board of Directors approved the Common Stock Amendment so as to authorize the maximum number of issued and outstanding shares of Common Stock at any time to be Five Hundred Million (500,000,000) shares. The Board of Directors is authorized to fix the number of shares of, and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon, the Common Stock, subject to approval of the Stockholders. On the Stockholder Consent Date, the Majority Stockholders approved the Common Stock Amendment by written consent.

Reasons for Approving the Increase in the Number of Authorized Shares of Common Stock

The Company is increasing its authorized shares of Common Stock, in part, to be able to issue shares of Common Stock in connection with a series of transactions involving: (1) a Securities Purchase Agreement (the “SPA”), dated as of July 26, 2021, by and between the Company and certain accredited investors identified on the signature pages thereto (the “Purchasers”); (2) securities exchange agreements (collectively, the “Exchange Agreement”), dated as of July 26, 2021, by and between the Company and the holders (the “Holders”) of the Company’s issued and outstanding Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series E Common Stock Purchase Warrants, Series F Common Stock Purchase Warrants, and Series G Common Stock Purchase Warrants (collectively, the “Existing Securities”); (3) a securities exchange agreement (the “Series A Exchange Agreement”), dated as of July 26, 2021, by and between the Company and Richard DeCicco; and (4) an Acquisition Agreement (the “TopPop Agreement”), dated as of July 26, 2021, by and among the Company, TopPop LLC, and the members of TopPop LLC (the “Company Members”).

Pursuant to the SPA, the Purchasers, severally and not jointly, agreed to purchase from the Company an aggregate of 32,303.11 shares of the Company’s newly-created Series A-2 Preferred Stock, 11,420,201 shares of Common Stock, and warrants (the “Warrants”) to purchase 114,790,150 shares of Common Stock. Pursuant to the Exchange Agreement, the Holders exchanged all Existing Securities held by each Holder for an aggregate of 3,704.80 shares of Series A-2 Preferred Stock, Warrants to purchase 14,304,880 share of Common Stock, and 2,449,517 shares of Common Stock. Pursuant to the Series A Exchange Agreement, Richard DeCicco, the Company’s Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors at such time, exchanged the one outstanding share of Series A Preferred Stock for 25,600,000 shares of Common Stock. Pursuant to the TopPop Agreement, the Company issued 26,009,600 shares of Common Stock to the Company Members as partial consideration paid upon the terms and subject to the conditions set forth in the TopPop Agreement.

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Immediately following the consummation of the transactions described in the two paragraphs above and as of the date of this Information Statement, the Company has: (1) 94,383,767 shares of Common Stock issued and outstanding; (2) 39,297.91 shares of Series A-2 Preferred Stock issued and outstanding, which are convertible into an aggregate of 125,753,312 shares of Common Stock; and (3) Warrants to purchase and aggregate of 125,095,030 shares of Common Stock issued and outstanding. Therefore, as of the date of this Information Statement, the sum of: (a) all of the issued and outstanding shares of Common Stock; plus (b) the maximum number shares of Common Stock issuable upon conversion of all of the issued and outstanding shares of Series A-2 Preferred Stock; plus (c) the maximum number of shares of Common Stock issuable upon exercise of all of the issued and outstanding Warrants, equals a total of 349,232,109 shares of Common Stock, which would exceed the 200,000,000 shares of Common Stock that are authorized for issuance by the Company at any time in accordance with the Articles by a total of 149,232,109 shares. As a result, the Board of Directors believes the Authorized Shares Increase is necessary and appropriate to provide the Company with a sufficient number of shares of Common Stock authorized for issuance upon conversion of the issued and outstanding shares of Series A-2 Preferred Stock and upon exercise of the issued and outstanding Warrants, as well as an adequate number of shares of Common Stock as a reserve for future issuances for various purposes, such as effecting acquisitions, business expansion, obtaining financing and recruiting management personnel, all of which will be necessary if the Company is to undertake new business operations.

Recommendation of the Board of Directors

The Board of Directors believes that the Authorized Shares Increase is in the best interest of the Company and its Stockholders for the reasons described above. No assurance can be given that any of the reasons cited in this Information Statement will ultimately be proven to be correct.

Dilution

Any issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of the Company’s existing Stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of the Common Stock.

Potential Anti-Takeover Effect

Release No. 34-15230 of the Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Authorized Shares Increase is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could be utilized as such or otherwise have the effect of delaying or preventing a change of control of the Company. In addition to financing purposes, the Company could also issue shares of Common Stock or a series of preferred stock that may, depending on the number of shares issued of such Common Stock or terms of such series of preferred stock, make more difficult or discourage an attempt to obtain control of the Company by means of merger, tender offer, proxy contest, or other means.

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AMENDMENT TO ARTICLES OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK

General Description of Corporate Action

On the Board Approval Date, the Board of Directors approved the Reverse Split Amendment so as to authorize the Reverse Split in the ratio of not more than 1:20, such ratio is to be determined by the Board of Directors, on or prior to December 31, 2022. No fractional shares or scrip will be issued; rather, Stockholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive one whole share of Common Stock in lieu of the fraction. On the Stockholder Consent Date, the Majority Stockholders approved the Reverse Split Amendment by written consent.

Reasons for Approving the Reverse Split

There are three primary reasons for the Board of Director’s approval of the Reverse Split Amendment. The first reason is that the Board of Directors believes that the Reverse Split could increase the market price of the Common Stock sufficient to satisfy the $4.00 per share minimum bid price requirement (the “Minimum Bid Price Requirement”) for purposes of potentially up-listing the Common Stock to the Nasdaq Stock Market (“Nasdaq”) in the near future. The Board of Directors believes that the Company will continue to need to raise capital to fund its operations until the Company’s businesses become cash flow positive and profitable (of which there is no assurance) and that up-listing on Nasdaq could increase the liquidity of the Common Stock by providing the Company with a market that is more accessible than if the Common Stock were to continue to trade on the OTCQB or on the “pink sheets” maintained by the OTC Markets Group, Inc. because such alternative markets are generally considered to be less efficient than, and not as broad as, Nasdaq. The Board of Directors believes that prospective investors will view an investment in the Company more favorably if the Company’s shares of Common Stock qualify for listing on Nasdaq as comparted with the OTC markets because, among other factors, trading on Nasdaq may increase liquidity and potentially minimize the spread between the “bid” and “asked” priced quoted by market makers, which may enhance the Company’s access to capital, increase the Company’s flexibility in responding to anticipated capital requirements, improve the Company’s ability to attract, retain and motivate employees and other service providers, and facilitate the use of the Common Stock in any strategic or financing transactions that the Company may undertake. If the Company is unable to up-list to Nasdaq, or a similar national exchange, the Company’s access to capital may become further limited and the Company may not have sufficient capital to enable the Company to continue its operations or become cash flow positive or profitable. The Board of Directors expects that the Reverse Split will increase the market price of the Common Stock so that the Company is able to obtain compliance with the Minimum Bid Price Requirement; however, the effect of a Reverse Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Split, effectively reducing the Company’s market capitalization, and there can be no assurance that the market price per post-Reverse Split share will either exceed or remain in excess of the Minimum Bid Price Requirement for a sustained period of time. Additionally, the market price of the Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including the Company’s future performance. The Reverse Split is merely the first step toward a potential up-list to Nasdaq and the Minimum Bid Price Requirement is not the only listing standard that the Company must meet. There can be no assurance that the Company will meet the Nasdaq listing standards or that Nasdaq would approve the Company’s listing application.

The second reason for the Reverse Split relates to the current low market price of the Common Stock. The Company will require financing to fund its business development. The Board of Directors has concluded that an increase in the market price of the Common Stock may enhance the marketability of the Common Stock and thereby improve the Company’s prospects for obtaining financing. It is hoped that the Reverse Split will increase the per-share market price of the Common Stock. There is, however, no assurance that the market price will increase, or that it will not return to its current levels after the Reverse Split. Recently, the market price for the Common Stock has been trading at less than Fifty Cents ($0.50) per share. Many brokerage firms are reluctant to recommend lower-priced stocks to their clients. The policies and practices of some brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Additionally, the brokerage commission on the purchase or sale of stock with a relatively low per-share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively high per-share price. The Board of Directors believes that these issues are best addressed by an increase in the inherent value per share of the Common Stock that will occur as a result of the Reverse Split.

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The third reason is that the Board of Directors wishes to have authorized but unissued shares of Common Stock available for various purposes, such as effecting acquisitions, business expansion, obtaining financing and recruiting management personnel, all of which will be necessary if the Company is to undertake new business operations. At the present time, the Board of Directors has not made any specific plan, commitment, arrangement, understanding or agreement with respect to the additional shares that will be available for issuance after the Reverse Split.

The Board of Directors reserves the right, notwithstanding Stockholder approval and without further action by the Stockholders, to elect not to proceed with the Reverse Split Amendment if, at any time prior to filing the Reverse Split Amendment with the Secretary of State of Nevada, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its Stockholders.

Recommendation of the Board of Directors

The Board of Directors believes that the Reverse Split Amendment is in the best interest of the Company and its Stockholders for the reasons described above. No assurance can be given that any of the reasons cited in this Information Statement will ultimately be proven to be correct.

General Effect of the Reverse Split

The table below shows the effect of the Reverse Split, combined with the effect of the Authorized Shares Increase, on the Common Stock issued and outstanding as of the date hereof, assuming an exchange ratio of each of 1:20, 1:10 and 1:5, respectively, for the Reverse Split.

The columns labeled “After Reverse Split and Authorized Shares Increase” in the table do not reflect the adjustments that will result from the issuance of additional shares to certain holders to round up their fractional shares. The Company cannot calculate at this time the number of whole shares that will be issued in lieu of fractions as a result of the Reverse Split.

Shares of Common Stock	Prior to Reverse Split and Authorized Shares Increase	After Authorized Shares Increase and Reverse Split (1 for 20)	After Authorized Shares Increase and Reverse Split (1 for 10)	After Authorized Shares Increase and Reverse Split (1 for 5)
Authorized	200,000,000	500,000,000	500,000,000	500,000,000
Issued and outstanding	94,383,767	4,719,188	9,438,377	18,876,753
Reserved for future issuance(1)	254,848,342	12,742,417	25,484,834	50,969,668
Available for issuance	(149,232,109)	482,538,395	465,076,789	430,153,579

(1)

Applicable number of shares is based on the number of shares of Common Stock that are issuable upon the (a) conversion of all of the issued and outstanding shares of Series A-2 Preferred Stock to Common Stock and (b) exercise of all of the issued and outstanding Warrants.

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How the Reverse Split Will Be Effected

The officers of the Company will file the Reverse Split Amendment with the Secretary of State of Nevada effecting the Reverse Split. In order to effect the Reverse Split, the Reverse Split Amendment will provide that each number of issued and outstanding shares of Common Stock ranging from one to 20 (the “Old Shares”), as determined by the Board of Directors, at the close of business on the date the Amendment is filed with the Secretary of State of Nevada (the “Effective Date”), will be exchanged for one post-Reverse Split share of Common Stock (the “New Shares”). Any fractional share that results from the Reverse Split will be converted into a whole new share. The New Shares will not be different from the Common Stock held by the Company Stockholders prior to the Reverse Split. The holders of the New Shares will have the same relative rights following the Effective Date of the Reverse Split as they had before the Effective Date.

Certificated Shares; Non-Certificated Shares

Upon the Effective Date, the outstanding certificates representing the Old Shares will be automatically converted into certificates representing the New Shares. Every Stockholder who surrenders a certificate representing Old Shares to the transfer agent with the appropriate stock transfer fee will receive a certificate representing the appropriate number of New Shares. The name and address of the transfer agent for the Company is:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093

Phone: (469) 633-0101

Fax: (469) 633-0088

Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Potential Anti-takeover Effects of the Reverse Split

Release No. 34-15230 of the Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The Reverse Split is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of Common Stock without Stockholder approval, especially in the situation where the percentage of authorized shares of Common Stock available for new issuance as a percentage to the number of shares of Common Stock issued and outstanding after the Reverse Split is greater as compared to such percentage prior to the Reverse Split, has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any Stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), generally, property held for investment. The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

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No gain or loss should be recognized by a Stockholder upon such Stockholder’s exchange of the Old Shares for the New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split, including any fraction of a New Share deemed to have been received, will be the same as the Stockholder’s aggregate tax basis in the Old Shares exchanged therefor. The Stockholder’s holding period for the New Shares will include the period during which the Stockholder held the Old Shares prior to the Reverse Split.

EFFECTIVE DATE OF AMENDMENT

Pursuant to Section 14 of the Exchange Act and Rule 14c-2 promulgated thereunder, the filing of the Common Stock Amendment with the Secretary of State of Nevada or the Effective Date of such filing shall not occur until a date at least 20 calendar days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby with respect to the Common Stock Amendment and Authorized Shares Increase will be effected on or about the close of business on September 8, 2021.

ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

The Company files annual, quarterly and special reports, proxy statements and other information with the Commission. The periodic reports and other information the Company has filed with the Commission may be inspected and copied at the Commission’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. The Commission also maintains a web site on the Internet, at the address www.sec.gov, that contains reports, proxy statements and other information regarding issuers, like the Company, that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Copies of the following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended December 31, 2020;

2.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2021; and

3.	Current Report on Form 8-K filed with the Commission on July 26, 2021.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company may send only one Information Statement and other corporate mailings to Stockholders who share a single address unless the Company received contrary instructions from any Stockholder at that address. This practice, known as “householding”, is designed to reduce the Company’s printing and postage costs. However, the Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to the Company at 44 Seabro Avenue, Amityville, New York 11701.

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If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailings and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail a notification to, or call the Company at, the Company’s principal executive office. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive office.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the Stockholders and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on August 11, 2021 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Rule 14c-2 promulgated thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Nevada or become effective until at least 20 calendar days after the mailing of this Information Statement.

APPENDIX

Appendix A – Form of Certificate of Amendment to the Articles of Incorporation of Iconic Brands, Inc. for the Authorized Shares Increase.

Appendix B – Form of Certificate of Amendment to the Articles of Incorporation of Iconic Brands, Inc. for the Reverse Split.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned thereunto duly authorized.

By Order of the Board of Directors:

Date: August 11, 2021	Richard DeCicco

/s/ Richard DeCicco
President and Chairman

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APPENDIX A

Form of Certificate of Amendment to Articles of Incorporation

of Iconic Brands, Inc. for Authorized Shares Increase

CERTIFICATE OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

ICONIC BRANDS, INC.

The undersigned hereby certifies:

1. The name of the Corporation is Iconic Brands, Inc.

2. The Articles of Incorporation have been amended as follows:

The first paragraph of Section 1 of the Additional Articles, entitled “Capital Stock”, is amended and restated as follows:

Effective on the open of business on September 8, 2021, the aggregate number of shares that the Corporation has the authority to issue is Six Hundred Million (600,000,000), of which Five Hundred Million (500,000,000) shares are authorized for common stock, par value $0.001 per share, and One Hundred Million (100,000,000) shares are authorized for preferred stock, par value $0.001 per share.

3. The votes by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation, have voted in favor of the amendment is: 67.005%

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation on September __, 2021.

By:
Richard J. DeCicco
Its:	President and Chairman

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APPENDIX B

Form of Certificate of Amendment to Articles of Incorporation

of Iconic Brands, Inc. for Reverse Split

CERTIFICATE OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

ICONIC BRANDS, INC.

The undersigned hereby certifies:

1. The name of the Corporation is Iconic Brands, Inc.

2. The Articles of Incorporation have been amended as follows:

The second paragraph of Section 1 of the Additional Articles, entitled “Capital Stock”, is amended and restated as follows:

Effective on the open of business on _____________, 2021, the issued and outstanding shares of common stock, par value $0.001, of the Corporation shall be subject to a [1-for-20]1 reverse stock split. As a result of the reverse stock split, every [Twenty (20)] shares of common stock issued and outstanding before the effectiveness of the reverse stock split shall be exchanged for one (1) share of common stock after the split. The Corporation will not issue to any holder a fractional share of common stock on account of the reverse stock split. Rather, any fractional share of common stock resulting from such change shall be rounded upward to the nearest whole share of common stock. Share interests issued due to rounding are given solely to save the expense and inconvenience of issuing fractional shares of common stock and do not represent separately bargained for consideration. Until surrendered, each certificate that, immediately prior to the reverse stock split represented shares of common stock, shall only represent the number of whole shares of common stock into which the shares of common stock formerly represented by such certificates were combined into as a result of the reverse stock split.

3. The votes by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation, have voted in favor of the amendment is: 67.005%.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation on _____________, 2022.

By:
Richard J. DeCicco
Its:	President and Chairman

1 Note: Reverse stock split ratio to be confirmed. Board resolutions and stockholder consent authorize up to 1:20 ratio.

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